UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Victory Variable Insurance Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE VICTORY VARIABLE INSURANCE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 15, 2008

The Victory Variable Insurance Funds (the "Trust") will host a Special Meeting of Shareholders ("Meeting") on July 15, 2008 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time. The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio. At the Special Meeting, we will ask shareholders to vote on:

1.  A proposal to elect eleven Trustees.

2.  Any other business properly brought before the meeting.

Any shareholder who owned shares of the Diversified Stock Fund (the "Fund"), the Trust's sole series, on May 30, 2008 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the Meeting. Variable annuity contract and variable life insurance policy owners will be requested to provide voting instructions on the proposals to their insurance companies in accordance with their contracts or policies. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated: June 13, 2008

By Order of the Board of Trustees

Christopher K. Dyer, Secretary
3435 Stelzer Road
Columbus, Ohio 43219

YOUR VOTE IS IMPORTANT!

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF
ADDITIONAL SOLICITATIONS BY VOTING TODAY!

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.

Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your participating insurance company.

WHY AM I RECEIVING THESE MATERIALS?

The Board of Trustees is soliciting your vote in connection with a Special Meeting of Shareholders to be held on July 15, 2008. As a shareholder of record, you are invited to attend the Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

You are being asked to elect eleven individuals to serve as Trustees.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

Regulations require that a certain number of trustees be elected by shareholders. Since the Trustees of The Victory Variable Insurance Funds (the "Trust") were last elected by shareholders, the Board has appointed new Trustees to fill vacancies. Additional vacancies can no longer be filled without shareholder approval.

HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

Yes. The Board of Trustees of the Trust has nominated all of the individuals to serve as Trustees and unanimously recommends that you vote "FOR" each of the nominees.

ARE ALL OF THE NOMINEES MEMBERS OF THE CURRENT BOARD OF TRUSTEES?

No. While all members of the current Board will stand for election at this Special Meeting of Shareholders, three additional individuals have been nominated to fill vacancies. The proxy statement contains a brief description of each individual's background.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING BE HELD?

A Special Meeting of Shareholders will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio on July 15, 2008, at 10:00 a.m. unless it is adjourned.

I HAVE RECEIVED OTHER PROXIES FROM VICTORY. IS THIS A DUPLICATE? DO I HAVE TO VOTE AGAIN?

This is NOT a duplicate proxy. You are being asked to vote separately for each account you have with the Diversified Stock Fund (the "Fund").

IS IT IMPORTANT THAT I ATTEND THE SPECIAL MEETING OF SHAREHOLDERS?

Yes. You can attend the Special Meeting of Shareholders in person, or by completing, signing and returning the enclosed instruction card(s). Your attendance is necessary for the Trust to meet the necessary quorum requirement to hold the Special Meeting of Shareholders and act upon the proposal. Your immediate response will help save the costs of further solicitations for shareholder vote. We encourage you to participate in the governance of your Fund.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed instruction card(s), and mailing it in the enclosed postage paid envelope to your participating insurance company. Your participating insurance company, as the shareholder of record, will vote your shares as you have instructed. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your participating insurance company. Please consult your prospectus for information on how to contact your participating insurance company.

THE VICTORY VARIABLE INSURANCE FUNDS

SPECIAL MEETING OF SHAREHOLDERS

JULY 15, 2008

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for The Victory Variable Insurance Funds (the "Trust"). The Trustees of the Trust are soliciting proxies for a Special Meeting of Shareholders of Diversified Stock Fund (the "Fund"), the sole series of the Trust, to approve proposals that have already been approved by the Trustees.

We have divided the Proxy Statement into four parts:

Part 1 — An Overview begins on page 2.

Part 2 — Your Fund's Proposals begins on page 2.

Part 3 — More on Proxy Voting and Shareholder Meetings begins on page 9.

Part 4 — Trust Information begins on page 11.

You should read the entire Proxy Statement before voting. As a contract or policy owner, you have received a copy of this Proxy Statement with a request for instructions. Should you have any questions, you should direct them to your participating insurance company.

For the election of Trustees, shareholders of the Trust will vote together.

We began mailing the Notice of Special Meeting, this Proxy Statement and Instruction Card to shareholders on or about June 13, 2008.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call your participating insurance company.

I. PART 1 — AN OVERVIEW

The Board of Trustees of the Trust (the "Board") has sent you this Proxy Statement to ask for your vote on one proposal affecting your Fund. The Trust will hold a Special Meeting of Shareholders on July 15, 2008 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

The Board has fixed the close of business on May 30, 2008 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders of the Fund, as the only shareholders of the Trust, are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PART 2 — YOUR FUND'S PROPOSALS

PROPOSAL 1
ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Eight of the Nominees are presently Trustees of the Trust, and three of the Nominees are new candidates. If by your voting instructions you authorize your insurance company to grant authority to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee(s) selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust's By-Laws. Any other Nominee(s) who would serve as a Trustee who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), ("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

On May 28, 2008, the Board, in accordance with the Trust's By-Laws, voted to expand the number of Trustees serving on the Board from ten to eleven trustees. The Board currently consists of eight Trustees, five of whom have been elected by shareholders. The remaining three seats are vacant. The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the trustees have been elected by shareholders. You are being asked to elect the following Nominees.

Nominees for Election to the Board

The Nominees are:

•  Mr. David Brooks Adcock

•  Mr. Nigel D. T. Andrews

•  Ms. E. Lee Beard

•  Mr. David C. Brown

•  Mr. Thomas W. Bunn

•  Ms. Jakki L. Haussler

•  Ms. Lyn Hutton

•  Mr. John L. Kelly

•  Dr. Thomas F. Morrissey

•  Ms. Karen F. Shepherd

•  Mr. Leigh A. Wilson

The following tables summarize information about the Nominees. Each Nominee will oversee the Fund, the 20 funds of The Victory Portfolios and the one fund of The Victory Institutional Funds. The Victory Portfolios and The Victory Institutional Funds are registered investment companies which, as of the date of this Proxy Statement, together with the Trust, make up the Victory Fund Complex.

There is no defined term of office, and each Trustee may serve until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. Retirement is mandatory when a Trustee reaches the age of 75, unless a majority of the Board votes to make an exception to the policy. The address for the Trustees is c/o The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, OH 43219.

Nominees Considered to be an "Independent Nominee"

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David Brooks Adcock, 56	Trustee	February 2005	General Counsel, Duke University and Duke University Health System (1982-2006).	Hospital Partners of America

Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2003	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
E. Lee Beard, 56	Trustee	February 2005	President/Owner (since 2003) The Henlee Group; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Jakki L. Haussler, 50	Trustee	February 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital) (since 1999).	Cincinnati Bell

Lyn Hutton, 58	Trustee	August 2003	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Mr. John L. Kelly, 55	N/A	N/A	Managing Director, JL Thornton & Co. Financial Consultant, (since 2003).	None.

Dr. Thomas F. Morrissey, 73	Trustee	August 2003	Retired. Professor Emeritus (1970-2004), Weatherhead School of Management, Case Western Reserve University.	None.

Karen F. Shepherd, 67	Trustee	August 2003	Retired. Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments).	UBS Bank USA., OC Tanner Co.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Leigh A. Wilson, 63	Chair and Trustee	August 2003	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chairman, Old Mutual Funds II (23 portfolios) and Old Insurance Series (8 portfolios), Trustee, Old Mutual Funds III (12 portfolios).

Nominees Considered to be an "Interested Nominee"

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David C. Brown,* 35	N/A	N/A	Chief Operating Officer, Victory Capital Management, Inc. (since July 2004); Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 1999-July 2004).	None.

Thomas W. Bunn,* 54	N/A	N/A	Vice Chair, KeyCorp National Banking (since July 2005); Senior Executive Vice President of Key's Corporate Finance Group (March 2002-July 2005)	None.

*  Messres Brown and Bunn are "Interested Nominees" by reason of their relationship with KeyCorp.

Information about the Board

The Board currently has an Audit Committee, Investment Committee, Service Provider Committee, Board Governance and Nominating Committee and Agenda Committee. The current membership of each Committee is set forth below.

The members of the Audit Committee are Ms. Beard (Chair), Mr. Adcock, Dr. Morrissey and Ms. Shepherd. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The members of the Investment Committee are Ms. Haussler (Chair), Mr. Andrews, Ms. Hutton and Mr. Wilson. The function of this Committee is to oversee the Fund's compliance with investment objectives, policies and restrictions, including those imposed by law or regulation. The Committee also assists the Board in its annual review of the Fund's investment advisory agreements.

The members of the Service Provider Committee are Mr. Adcock (Chair), Ms. Beard, Dr. Morrissey and Ms. Shepherd. This Committee negotiates the terms of the written agreements with the Fund's service providers and evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers).

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are to oversee Fund governance, including the nomination and selection of Independent Trustees; evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and, periodically, coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will also consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2007, the Board held five regular meetings and one special meeting; the Audit Committee held five meetings; the Investment Committee held five regular meetings and one special meeting; the Business and Legal Committee held four meetings; the Board Governance and Nominating Committee held five meetings; the Service Provider Committee held five meetings; and the Agenda Committee held five meetings (but took no formal action). In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

For the fiscal year ended October 31, 2007, each current Trustee attended at least 75% of the meetings of the Board and of any committees on which he or she served.

Trustee Ownership

No Nominee (or any immediate family member) owns beneficially or of record an interest in Victory Capital Management Inc., the Trust's investment adviser (the "Adviser") or Victory Capital Advisers Inc., the Trust's distributor (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of January 31, 2008, the Nominees and officers as a group owned beneficially less than 1% of all outstanding shares of the Fund.

The following table shows the dollar ranges of securities beneficially owned by the Nominees in the Fund and in the Victory Fund Complex as of December 31, 2007:

Nominees Considered to be an "Independent Nominee"

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex	Aggregate Dollar Range Held Under Deferred Compensation Plan+
Mr. Adcock	None	Over $100,000	$50,001 – $100,000
Mr. Andrews	None	Over $100,000	None
Ms. Beard	None	Over $100,000	None
Ms. Haussler	None	$50,001 – $100,000	None
Ms. Hutton	None	Over $100,000	None
Mr. Kelly	None	None	None
Dr. Morrissey	None	Over $100,000	None
Ms. Shepherd	None	Over $100,000	$10,001 – $50,000
Mr. Wilson	None	Over $100,000	None

+  A Trustee may elect to have all or a portion of his or her compensation deferred into an account in which the deferred amounts are deemed to be invested in the economic equivalent shares of one or more Funds selected by the Trustee.

Nominees Considered to be an "Interested Nominee"

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	None	Over $100,000
Mr. Bunn	None	Over $100,000

Remuneration of Trustees

The Victory Fund Complex pays each Trustee an annual fee of $65,000 for overseeing the operations of each mutual fund in the Complex and an additional per-meeting fee. For each of the five regularly scheduled Board meetings, a Trustee will receive $5,000 if attended in person and $2,500 if attended by telephone. For each in-person Board meeting in excess of the five regularly scheduled meetings, the Complex pays each Trustee $3,000 if attended in person and $1,500 if attended by telephone. For each telephonic Board meeting in excess of the five regularly scheduled meetings, the Complex pays each attending Trustee $1,500, provided that the meeting has a written agenda and lasts at least 30 minutes. For any special Sub-Committee meetings or Special Committee meetings, participating Trustees receive $1,000, provided that the meeting has a written agenda and lasts at least one hour. The Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee from the Victory Fund Complex for the fiscal year ended October 31, 2007. As of October 31, 2007, there were 22 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation From the Trust		Total Compensation From the Victory Fund Complex
Mr. Adcock	$2,120	(100% deferred)	$93,000	(100% deferred)
Mr. Andrews	2,026		88,000
Ms. Beard	2,120		93,000
Ms. Haussler	2,120		93,000
Ms. Hutton	2,027		90,500
Dr. Morrissey	2,120		93,000
Ms. Shepherd	2,120	(50% deferred)	93,000	(50% deferred)
Mr. Wilson	3,228		143,000

Legal Proceedings

There are no material pending legal proceedings to which any Nominee or affiliated person is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee or executive officer of the Fund within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

The Board recommends that shareholders vote to elect the Nominees as Trustees of the Trust.

PROPOSAL 2
OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying instruction card will vote thereon in accordance with their best judgment.

PART 3 — MORE ON PROXY VOTING
AND SHAREHOLDER MEETINGS

General information about Proxy Voting

The Board is soliciting your proxy to vote on the matters described in this Proxy Statement. Shares of the Fund are held exclusively by Life Companies for the purpose of funding Variable Contracts. Each Life Company that holds shares of the Fund votes these shares in accordance with instructions received from the Variable Contract owners. The number of votes a Variable Contract owner may provide instructions for is stated in the authorizations and furnished with this Proxy Statement, and is equal to the contract or policy value invested in the Fund's shares on the Record Date, divided by the net asset value of one share of the Fund on that date. Shares for which no instructions have been given will be voted in the same proportion as shares for which instructions have been given. Instructions may be revoked by written notice to the Life Company.

Only shareholders of record of the Fund of the Trust at the close of business on the Record Date, May 30, 2008, may vote at the Special Meeting, and only Variable Contract owners who had values allocated to the Fund on the Record Date will be entitled to provide instructions to their participating insurance company. As of the Record Date, 3,928,258.129 shares of the Trust were issued and outstanding, all of which were shares of the Fund. Each share is entitled to one vote and each fractional share being entitled to an equivalent fractional vote.

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund. To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date.

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
Diversified Stock – Class A	Nationwide Ins Company c/o IPO Portfolio Accounting PO BOX 182029 Columbus OH 43218	22.58%

In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust is employing the Altman Group to solicit proxies, for which it expects to pay proxy solicitation fees of approximately $8,329.

This proxy solicitation is made by and on behalf of the Board. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals. All of the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials; the proxy solicitation fees; and expenses reimbursed to persons holding shares as nominees will be born by the Adviser.

Voting Information and Discretion of the Persons Named as Proxies

While the Special Meeting is also called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment requires the affirmative vote of a majority of the shareholders represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust's Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR INSTRUCTION CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 4 — TRUST INFORMATION

The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated February 11, 1998, as amended October 15, 1998. The Trust is an open-end management investment company consisting of one series, the Fund.

The Fund is a series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. The Board can divide the Fund into classes of shares.

Board of Trustees

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, all of whom are Independent Trustees. The Board currently has three vacancies. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees is set forth in Proposal 1 of this Proxy Statement.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years, are as follows:

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 33	President	May 2008	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004).

Mr. Peter W. Scharich, 43	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006), Chief Financial Officer, the Adviser (September 2002-March 2005)

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, Victory Capital Management, Inc.

Mr. Jay G. Baris, 54	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

With the exception of the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Investment Adviser and Administrator

Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114, serves as Investment Adviser and Administrator of the Fund.

Distributor

Victory Capital Advisers, Inc., 127 Public Square, Cleveland, Ohio 44114, serves as the Distributor of the Fund's Shares.

THE VICTORY VARIABLE INSURANCE FUNDS Diversified Stock Fund	PROXY CARD

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 2008

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Marilyn G. Farmer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Diversified Stock Fund, a series of The Victory Variable Insurance Funds, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on July 15, 2008, at 10:00 A.M. Eastern Time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

FOLD HERE

Your vote is important, no matter how many shares you own. The matter submitted for your consideration is significant to the Diversified Stock Fund and to you as a shareholder. Please take the time to read the proxy statement and cast your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES. ONCE EXECUTED, THIS PROXY AUTHORIZES YOUR INSURANCE COMPANY TO VOTE YOUR SHARES IN ACCORDANCE WITH THE INSTRUCTIONS BELOW.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.   Example:

PROPOSAL 1.	The election of Trustees to the Board.

		For	Withold			For	Withold

1	Mr. David Brooks Adcock	☐	☐	7	Ms. Lyn Hutton	☐	☐

2	Mr. Nigel D. T. Andrews	☐	☐	8	Mr. John L. Kelly	☐	☐

3	Ms. E. Lee Beard	☐	☐	9	Dr. Thomas F. Morrissey	☐	☐

4	Mr. David C. Brown	☐	☐	10	Ms. Karen F. Shepherd	☐	☐

5	Mr. Thomas W. Bunn	☐	☐	11	Mr. Leigh A. Wilson	☐	☐

6	Ms. Jakki L. Haussler	☐	☐

PROPOSAL 2.	Any other business that may come up at the meeting.

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